Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Tremisis Energy Acquisition Corporation (the "Company") on Form 10-KSB for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

March 30, 2005                                     By: /s/ Lawrence S. Coben
                                                       -------------------------
                                                       Lawrence S. Coben
                                                       Chairman and Chief
                                                       Executive Officer

March 30, 2005                                     By: /s/ Isaac Kier
                                                       -------------------------
                                                       Isaac Kier
                                                       Secretary and Treasurer